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Certain BlackRock Closed-End Funds Announce Shareholder Proposal Submission Date

New York, May 30, 2007 — The BlackRock Closed-End Funds listed below (each a “Trust” and collectively, the “Trusts”) announced today that their annual meetings of shareholders will be held no later than September 30, 2007. Because the Trusts have moved the date of this year’s annual meeting by more than 30 days from the date of last year’s annual meeting, the deadline for submitting a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered for inclusion in the Trusts’ proxy materials and for submitting a “timely” proposal for purposes of Rule 14a-4(c) under the Exchange Act is June 20, 2007. Any such proposal should be sent to the Secretary of the relevant Trust, 100 Bellevue Parkway, Wilmington, Delaware 19809.

Trust	Ticker
The BlackRock Broad Investment Grade 2009 Term Trust Inc.	BCT
The BlackRock Income Trust Inc.	BKT
The BlackRock Income Opportunity Trust Inc.	BNA
The BlackRock High Yield Trust	BHY
BlackRock Core Bond Trust	BHK
BlackRock Strategic Bond Trust	BHD
The BlackRock Insured Municipal Term Trust Inc.	BMT
The BlackRock Insured Municipal 2008 Term Trust Inc.	BRM
The BlackRock New York Insured Municipal 2008 Term Trust Inc.	BLN
The BlackRock California Insured Municipal 2008 Term Trust Inc.	BFC
The BlackRock Investment Quality Municipal Trust Inc.	BKN
The BlackRock California Investment Quality Municipal Trust Inc.	RAA
The BlackRock New Jersey Investment Quality Municipal Trust Inc.	RNJ
The BlackRock New York Investment Quality Municipal Trust Inc.	RNY
The BlackRock Strategic Municipal Trust	BSD
The BlackRock Pennsylvania Strategic Municipal Trust	BPS
BlackRock Florida Municipal Income Trust	BBF
BlackRock Municipal Income Trust	BFK
BlackRock California Municipal Income Trust	BFZ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Municipal Income Trust	BNY
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock Municipal 2018 Term Trust	BPK
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock California Municipal Bond Trust	BZA
BlackRock Florida Municipal Bond Trust	BIE
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock Municipal Bond Trust	BBK
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New York Municipal Bond Trust	BQH
BlackRock Virginia Municipal Bond Trust	BHV
BlackRock Municipal Income Trust II	BLE

Trust	Ticker
BlackRock California Municipal Income Trust II	BCL
BlackRock New York Municipal Income Trust II	BFY
BlackRock Insured Municipal Income Trust	BYM
BlackRock California Insured Municipal Income Trust	BCK
BlackRock Florida Insured Municipal Income Trust	BAF
BlackRock New York Insured Municipal Income Trust	BSE
BlackRock Preferred Opportunity Trust	BPP
BlackRock Limited Duration Income Trust	BLW
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Dividend AchieversTM Trust	BDV
BlackRock Strategic Dividend AchieversTM Trust	BDT
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY
BlackRock Global Floating Rate Income Trust	BGT
BlackRock Global Energy and Resources Trust	BGR
BlackRock Health Sciences Trust	BME
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Enhanced Dividend AchieversTM Trust	BDJ
BlackRock World Investment Trust	BWC
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Real Asset Equity Trust	BCF
BlackRock Preferred and Equity Advantage Trust	BTZ
BlackRock Global Equity Income Trust	BFD
BlackRock International Growth and Income Trust	BGY
The BlackRock Florida Insured Municipal 2008 Term Trust	BRF
The BlackRock Florida Investment Quality Municipal Trust	RFA
BlackRock High Income Shares	HIS

About BlackRock

BlackRock is one of the world’s largest publicly traded investment management firms. As of March 31, 2007, assets under management were $1.154 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions investment system, risk management and financial advisory services. Headquartered in New York City, the firm has approximately 5,000 employees in 18 countries and a major presence in key global markets, including the U.S., Europe, Asia, Australia and the Middle East. For additional information, please visit the Company’s website at www.blackrock.com.

Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

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BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in BlackRock’s SEC reports and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products, including its separately managed accounts and the former MLIM business; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Merrill Lynch or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries, and BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates, which may adversely affect the value of advisory fees earned by BlackRock; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s ability to successfully integrate the MLIM business with its existing business; (16) the ability of BlackRock to effectively manage the former MLIM assets along with its historical assets under management; and (17) BlackRock’s success in maintaining the distribution of its products.

BlackRock’s Annual Reports on Form 10-K and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at http://www.sec.gov and on BlackRock’s website at http://www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not a part of this press release.

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